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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  March 24, 1997


THE NATIONAL COLLEGIATE TRUST 1997-S1 (as issuer under the Indenture, dated as of April 1, 1997, providing for the issuance of Class A Collateralized Student Loan Bonds, Series 1997-S1 and Class B Collateralized Student Loan Bonds, Series 1997-S1)


                      The National Collegiate Trust 1997-S1
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               (Exact name of Issuer as specified in its charter)


        DELAWARE                       33-63616             52-2019939
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(State or Other Jurisdiction         (Commission          (I.R.S. Employer
of Incorporation)                     File Number)        Identification Number)

c/o Delaware Trust Capital Management, Inc.
900 Market Street
Wilmington, Delaware                                             19801
--------------------                                            --------
(Address of Principal                                           (Zip Code)
Executive Offices)

Registrant's telephone number, including area code (302) 421-7748
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                                       -2-


         Item 5.  OTHER EVENTS.

         On April 9, 1997, the Issuer expects to cause the issuance and sale of its Class A Collateralized Student Loan Bonds, Series 1997-S1 and its Class B Collateralized Student Loan Bonds, Series 1997-S1 pursuant to an Indenture, to be dated as of April 1, 1997, between the Issuer and State Street Bank and Trust Company, as Indenture Trustee (the "Indenture").

         In connection with Rule 5b-3 under the Trust Indenture Act of 1939, State Street Bank and Trust Company is qualified to act as Indenture Trustee under the Indenture. A copy of the Form T-1 regarding such qualification prepared by State Street Bank and Trust Company is being filed as Exhibit 1 to this report.


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                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the issuer has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       THE NATIONAL COLLEGIATE TRUST
                                       1997-S1

                                       By:    DELAWARE TRUST CAPITAL
                                              MANAGEMENT, INC., not in its
                                              individual capacity but as Owner
                                              Trustee


                                       By:    /s/ Richard N. Smith
                                              ---------------------------
                                       Name:   Richard N. Smith
                                       Title:  Vice President

Dated:  March 24, 1997




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                                 EXHIBITS TABLE


Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)      FINANCIAL STATEMENTS.

                  Not applicable.

         (b)      PRO FORMA FINANCIAL INFORMATION.

                  Not applicable.

         (c)      EXHIBITS


                                  Item 601 (a) of
                  Exhibit         Regulation S-K
                  Number          Exhibit No.                 Description
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                  1                      25                   Form T-1






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                                  EXHIBIT INDEX

                                  Item 601 (a) of
                  Exhibit         Regulation S-K
                  Number          Exhibit No.                 Description
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                  1                      25                   Form T-1